Trade and other receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Trade and other receivables.
Bullion sales receivable	$ 7,718	$ 4,095
VAT receivables	3,864	8,164
Deposits for stores, equipment and other receivables	289	416
Trade and other receivables	$ 11,871	$ 12,675